Virtus Alternatives Diversifier Fund,

a series of Virtus Opportunities Trust

Supplement dated December 28, 2012 to the

Statutory Prospectus dated January 31, 2012, as supplemented and revised December 18, 2012,

and Statement of Additional Information (“SAI”) dated December 18, 2012

IMPORTANT NOTICE TO INVESTORS

Effective January 1, 2013, the investment adviser to Virtus Alternatives Diversifier Fund will discontinue the voluntary expense reimbursement arrangements applicable to the fund. Accordingly, all references to expense limitation arrangements applicable to Virtus Alternatives Diversifier Fund in the fund’s statutory prospectus and SAI are removed, effective January 1, 2013.

Investors should retain this supplement with the

Prospectus and SAI for future reference.

VOT 8020 ADFNoCap (12/2012)